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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MUNICIPAL
                     INCOME TRUST

                     SEMIANNUAL REPORT o APRIL 30, 2002
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 29
Trustees and Officers ..................................................... 36

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.
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MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

Dear Shareholders,
For the six months ended April 30, 2002, the trust provided a total return of 0.56% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 0.59%. This return compares to returns of 1.08% and 1.33%, respectively, for the trust's benchmarks, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds, and the Lipper Closed End High Yield Municipal Index (the Lipper Index), an index composed of 10 closed-end funds (including MFS(R) Municipal Income Trust) that invest at least 50% of their assets in lower-rated municipal debt securities.

AN UNFAVORABLE ENVIRONMENT
Despite the fact that the Federal Reserve Board (the Fed) lowered short-term rates in November and December and then left rates unchanged in early 2002, the market environment over the period was somewhat unfavorable for bond investors. Yields for long-term municipal issues rose slightly, pushing prices down. We think long-term rates went up because investors believed the Fed's rate cuts would have the desired effect of stimulating the economy -- so investors began to anticipate that rates would eventually rise as the economy recovered.

AIRLINE BONDS, A KEY PERFORMANCE FACTOR
We think the main reason for the trust's relative underperformance over the period was our underweighting in airline bonds, relative to our peers. Paradoxically, this same underweighting was a major factor in the trust's strong performance for the calendar year 2001. (For the 12 months ended December 31, 2001, the trust's total return based on its NAV was 6.53%, compared to returns over the same period of 5.13% and 4.45% for the Lehman Index and the Lipper Index, respectively.)

Early last year, our analysts became cautious about the airline sector, as the slowing economy led to a decline in business travel, the most profitable segment of the airline industry. Our research led us to decrease our airline exposure significantly, and that helped our relative performance as airline bonds underperformed over the summer of 2001. In the aftermath of September 11, as investors became even more nervous about airline investments, our underweighted position in the industry continued to work to our advantage.

In the first several months of this year, however, airline bonds rallied as investors, we think, began to believe travelers were flying again and the industry was turning around. Our view is that the industry is still plagued by overcapacity and costs that are too high, and that over the longer term this is still an industry where we want to be underweight. By the end of the period, we were already seeing airline stocks retreat from their post-September 11 highs, and we think that will eventually be reflected in bond prices as well. So while our underweight position in the industry hurt performance over the six-month period, we think it will help us again over the long term.

SECTORS WE LIKE: HEALTH CARE
In recent annual and semiannual reports, we've mentioned that an overweighted position in health care helped the trust's performance. That remained the case over this period. Our research indicated investors were still being paid more interest to own health care bonds than comparable bonds in most other sectors, and we think we're in the middle stages of a positive long-term story for our health care investments.

However, we think there will continue to be problem bonds in this sector because some issuers will be run over by change instead of being able to profit from it. As we've mentioned in the past, we think research and individual security selection will remain critical to performance.

One cloud on the horizon has been talk of restraining the growth in government health care funding. While federal budget deficits will clearly lead to cost containment pressure over the next couple of years, we think that, politically, health care spending is going to be very hard to cut back -- given that 2002 is an election year, our population is aging, and senior citizens have exhibited tremendous voting power. In the end, we don't think this sector will come under huge spending pressure at the federal level like it did in the late 1990s. Over the long term, we think health care is a sector that's going to continue to perform relatively well.

SECTORS WE LIKE: UTILITIES
Over the period, the headline news about utilities was largely focused on the Enron scandal. We think it's important to distinguish Enron and similar firms from the type of utilities in which we have invested. Enron followed an "asset light" strategy that was not typical of utilities in general. Enron was selling off hard assets -- generating, transmission, and natural gas assets -- to focus on trading, in the belief that it could generate great earnings without assets. In the end, that turned out to be a mistake. In addition, Enron and other energy traders such as Dynegy and Calpine had focused on the highly volatile "spot market," where they sold energy to other utilities experiencing short-term shortages.

Our utility investments have been focused on companies with hard assets, companies that invest in their own plants and equipment and deliver power to a regular customer base under long-term contracts. These are not companies that get a large portion of their earnings from power marketing, and they are much less exposed to the ups and downs of the spot market. We think the types of companies that we have invested in are very different from Enron; the market seemed to agree, because it did not punish the bond prices of these companies for Enron's mistakes. In short, the Enron debacle has not changed our favorable outlook on utility investing, and we expect that sector will remain an important part of the portfolio.

OUTLOOK FOR THE ECONOMY AND THE TRUST

We think the economy has bottomed out and that we'll probably see economic growth accelerate throughout the year. But we think that growth will be below average compared to what we've experienced in previous recoveries.

Given that outlook, we expect to remain somewhat defensive in our investments, with health care and utilities continuing to be key sectors. If we see evidence that the economy may grow faster than we expected, we will likely add more cyclical exposure to the portfolio, such as larger investments in corporate-backed tax-exempt issues.

    Respectfully,

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.
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   PORTFOLIO MANAGER'S PROFILE
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   MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED
   INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS. MICHAEL OVERSEES THE ANALYST TEAM THAT MANAGES THE RESEARCH BOND PORTFOLIOS OF OUR MUTUAL FUNDS. HE IS ALSO A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH IN 2000, AND DIRECTOR OF FIXED INCOME RESEARCH IN 2001. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC.

   MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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In accordance with Section 23(c) of The Investment Company Act of 1940, the
trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

ADDRESS CHANGE

Please use our new mailing address, effective immediately.
State Street Bank and Trust Company
c/o MFS Service Center, Inc.
P.O. Box 55024
Boston, MA 02205-5024

OBJECTIVE: To provide a high level of current income through investment in fixed-income securities, exempt from federal taxes.

NEW YORK STOCK EXCHANGE SYMBOL: MFM

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   PERFORMANCE SUMMARY
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   (For the six months ended April 30, 2002)

   NET ASSET VALUE PER SHARE
   October 31, 2001                                                   $7.93
   April 30, 2002                                                     $7.71

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2001                                                   $7.83
   February 6, 2002 (high)                                            $8.10
   March 21, 2002 (low)                                               $7.28
   April 30, 2002                                                     $7.61
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RISK CONSIDERATIONS

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. Please see the prospectus for details.
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NUMBER OF SHAREHOLDERS

As of April 30, 2002, our records indicate that there are 4,202 registered shareholders and approximately 14,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

As of April 30, 2002, 2,800 shares of Auction Preferred Shares (APS), Series T and 2,800 shares of Auction Preferred Shares (APS), Series TH were issued and outstanding.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.
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
PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2002

Municipal Bonds - 143.4%
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                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)                            VALUE
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
Airport and Port Revenue - 1.9%
Los Angeles, CA, Regional Airport Lease Rev., 7.5s, 2024               $ 1,000                    $     974,060
Oklahoma City, OK, Airport Trust, FSA, 5.75s, 2016                       3,125                        3,261,094
Port Seattle, WA, FGIC, 5.625s, 2018                                     1,500                        1,543,890
                                                                                                  -------------
                                                                                                  $   5,779,044
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General Obligation - General Purpose - 1.4%
Jefferson County, OH, Asset Guaranty, 7.125s, 2005(++)                 $ 1,000                    $   1,159,500
Lake County, IL, Land Acquisition & Development, 5.75s, 2017             1,000                        1,065,820
New York City, NY, 6.125s, 2025                                          1,470                        1,567,402
New York, NY, 6.125s, 2006(++)                                             530                          597,549
                                                                                                  -------------
                                                                                                  $   4,390,271
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General Obligations - Improvement - 0.7%
New Lenox, IL, Community Park Development Authority, 8.25s, 2004(++)   $ 1,850                    $   2,110,369
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General Obligations - Schools - 2.9%
California Statewide Communities (Escondido Charter High
  School), 7.5s, 2036                                                  $ 1,000                    $     991,230
Michigan Municipal Bond Authority Rev., 7.625s, 2021                     1,000                        1,032,310
Michigan Municipal Bond Authority Rev. (Detroit Academy), 8s, 2031       1,000                        1,064,780
Pima County, AZ, Industrial Development Authority, 6.75s, 2031             500                          492,415
Warren Township, IN (Vision 2005 School Building Corp.),
  FGIC, 5.5s, 2020                                                       5,000                        5,167,950
                                                                                                  -------------
                                                                                                  $   8,748,685
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Health Care Revenue - Hospitals - 29.7%
Allegheny County, PA, Hospital Development Authority Rev.,
  9.25s, 2022                                                          $ 1,000                    $   1,074,900
Allegheny County, PA, Hospital Development Authority Rev.,
  9.25s, 2030                                                            2,000                        2,149,800
Baldwin County, AL, Eastern Shore Health Care Authority, 5.75s, 2027       700                          618,170
Bell County, TX, Health Facilities Development Corp.
  (Kings' Daughters' Hospital), 9.25s, 2008                                545                          548,248
Bexar County, TX, Health Facilities Development (Baptist
  Health Systems), MBIA, 5.25s, 2027                                     1,000                          976,720
Brookhaven, NY, Industrial Development Agency (Memorial
  Hospital Medical Center, Inc.), 7.75s, 2010                            1,000                        1,035,300
Chautauqua County, NY, Industrial Development Agency,
  Civic Facility Rev. (Woman's Christian Assn.), 6.35s, 2017               300                          290,604
Chautauqua County, NY, Industrial Development Agency,
  Civic Facility Rev. (Woman's Christian Assn.), 6.4s, 2029              1,000                          946,790
Chemung County, NY, Industrial Development Agency, Civic
  Facilities Rev. (St. Joseph's Hospital-Elmira), 6s, 2013                 690                          653,830
Chemung County, NY, Industrial Development Agency, Civic
  Facilities Rev. (St. Joseph's Hospital-Elmira), 6.35s, 2013              170                          165,579
Chester County, PA, Health & Educational Facilities
  (Chester County Hospital), 6.75s, 2021                                 1,625                        1,513,834
Colorado Health Facilities Authority Rev. (Parkview
  Medical Center), 6.5s, 2020                                            1,000                        1,054,820
Colorado Health Facilities Authority Rev. (Parkview
  Medical Center), 6.6s, 2025                                            1,000                        1,074,840
Colorado Health Facilities Authority Rev. (Portercare
  Adventist Health), 6.625s, 2026                                          675                          711,963
Crittenden County, AR, 7s, 2020                                          1,030                        1,086,454
Cumberland County, PA, Municipal Authority Rev
  (Carlisle Hospital & Health), 6.8s, 2004(++)                             250                          280,460
Cuyahoga County, OH, Hospital Facilities (Canton, Inc.), 7.5s, 2030        850                          918,901
Denver, CO, Health & Hospital Authority, 5.25s, 2013                       635                          618,858
Denver, CO, Health & Hospital Authority, 5.375s, 2018                    1,500                        1,395,795
Denver, CO, Health & Hospital Authority, 6s, 2023                          250                          248,463
Denver, CO, Health & Hospital Authority, 5.375s, 2028                    1,000                          902,450
Desert Hospital District, CA, Hospital Rev. (Desert
  Hospital Corp.), FSA, 11.139s, 2002(+),(++)                            1,500                        1,582,350
District of Columbia, Health & Hospital Authority Rev
  (Medstar University Hospital), 6.875s, 2031                            1,200                        1,268,016
Grand Forks, ND, Health Care Systems (Altru Health
  Systems Obligation Group), 7.125s, 2024                                  500                          526,625
Gulfport, MS, Hospital Facilities Rev. (Memorial
  Hospital at Gulfport), 5.75s, 2031                                     1,000                          973,930
Highlands County, FL (Adventist Health), Health Facilities
  Authority Rev. (Adventist/Sunbelt Hospital), 6s, 2031                    900                          906,678
Houston County, AL, Health Care Authority, AMBAC, 6.25s, 2030            2,000                        2,137,580
Huntsville, AL, Health Care Authority, 5.625s, 2026                        875                          849,712
Illinois Health Facilities Authority Rev. (Centegra
  Health Systems), 5.25s, 2018                                           1,000                          927,400
Indiana Health Facility Financing Authority Rev.,
  Hospital Rev. (Jackson County Schneck Memorial), 6.375s, 2031          2,500                        2,380,575
Indiana Health Facility Hospital Authority Rev
  (Riverview Hospital), 6.125s, 2031                                     1,000                          966,350
Kentucky Economic Development Finance Authority (Norton
  Healthcare, Inc.), 6.5s, 2020                                          5,000                        5,050,250
Knox County, TN, Health Educational Housing Facilities
  Board (Baptist Health Systems), 6.5s, 2031                             1,500                        1,490,355
Lauderdale County & Florence, AL, Health Care Authority
  Rev. (Coffee Health Group), MBIA, 5.625s, 2021                         3,000                        3,114,900
Lufkin, TX, Health Facilities Development Corp.
  (Memorial Health System of East Texas), 6.875s, 2026                   1,655                        1,550,536
Lufkin, TX, Health Facilities Development Corp.
  (Memorial Health System of East Texas), 5.7s, 2028                       995                          792,209
Maryland Health & Higher Educational Facilities
  Authority Rev. (North Arundel Hospital), 6.5s, 2031                    1,500                        1,567,740
Massachusetts Health & Education Facilities Authority
  Rev. (Jordan Hospital), 5.25s, 2018                                    1,400                        1,244,712
Massachusetts Health & Education Facilities Authority
  Rev. (St. Memorial Medical Center), 6s, 2023                             465                          410,725
Massachusetts Health & Educational Facilities Authority
  Rev. (Caritas Christi Obligation), 6.5s, 2012                            600                          633,654
Massachusetts State Health & Educational, 6.25s, 2031                    1,900                        1,882,463
Metro Health Facilities Development Corp., TX (Wilson N
  Jones Memorial Hospital), 7.25s, 2031                                  1,000                        1,045,780
Miami Beach, FL, Health Facilities Authority, Hospital
  Rev. (Mount Sinai Medical Center), 6.7s, 2019                            750                          643,185
Mississippi Business Finance Corp., Health Facilities
  Rev. (Medical Foundation, Inc.), 5.625s, 2023                            905                          787,911
Mississippi Hospital Equipment & Facilities Authority
  Rev. (Rush Medical Foundation), 5.4s, 2007                               490                          488,736
Nassau County, NY, Industrial Development Agency, Civic
  Facilities Rev. (North Shore Health System), 5.625s, 2010              1,000                          983,260
Nassau County, NY, Industrial Development Agency, Civic
  Facilities Rev. (North Shore Health System), 5.875s, 2011                725                          718,765
New Hampshire Health & Educational Facilities Rev., 6.5s, 2017           1,000                        1,030,430
New Hampshire Higher Educational & Health Facilities
  Authority Rev., 5.8s, 2018                                             1,000                          803,230
New Jersey Health Care Facilities Financing Authority
  (St. Peter's University Hospital), 6.875s, 2030                        3,000                        3,134,010
New York City, NY, Health & Hospital Corp. Rev., 5.25s, 2017               700                          698,635
Ohio County, WV, County Commission Health System (Ohio
  Valley Medical Center), 5.75s, 2013                                      850                          753,644
Oklahoma Development Finance Authority Rev. (Comache
  County Hospital), 6.6s, 2031                                           1,250                        1,201,412
Rochester, MN, Health Care Facilities Rev. (Mayo Medical
  Foundation), 7.82s, 2021                                               1,000                        1,049,200
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare
  Systems, Inc.), 6.375s, 2014                                             775                          736,180
Russell, KY (Bon Secours Health System), 5.85s, 2005                     3,000                        3,171,000
Salt Lake City, UT, Hospital Rev. (Intermountain Health
  Care), AMBAC, 11.72s, 2020(+)                                            600                          624,900
Scranton-Lackawanna, PA, Health & Welfare (Allied
  Health), 7.125s, 2005                                                  1,030                        1,047,603
Shelby County, TN, Health Educational and Housing
  Facilities Board, Hospital Rev. (Methodist
  Healthcare), 6.25s, 2018                                                 500                          497,175
Shelby County, TN, Health Educational and Housing
  Facilities Board, Hospital Rev. (Methodist
  Healthcare), 6.375s, 2019                                              1,000                          999,260
Southwestern Illinois Development Authority Rev
  (Anderson Hospital), 5.625s, 2029                                      1,500                        1,344,360
Springfield, TN, Health & Educational Facilities
  (Northcrest Medical Center), 5.25s, 2018                               1,400                        1,228,220
State of Arkansas, Development Finance Authority
  (Washington Regional Medical Center), 7.25s, 2020                        500                          535,670
Steubenville, OH, Hospital Rev. (Trinity Health), 6.5s, 2030             1,300                        1,345,188
Suffolk County, NY, Industrial Development Agency
  (Southampton Hospital), 7.25s, 2020                                      750                          739,208
Suffolk County, NY, Industrial Development Agency
  (Southampton Hospital), 7.625s, 2030                                     750                          755,910
Tallahassee, FL, Health Facilities Rev. (Tallahassee
  Memorial Healthcare), 6.25s, 2020                                      3,085                        3,117,917
Upper Illinois River Valley Development (Morris Hospital),
  6.625s, 2031                                                             600                          617,802
Valley, AL, Special Care Facilities Financing Authority
  Rev. (Lanier Memorial Hospital), 5.6s, 2016                              600                          531,768
Wapello County, IA, Hospital Rev. (Ottumwa Regional
  Health Center), 6.375s, 2031                                           1,500                        1,477,500
Weirton, WV, Municipal Hospital Building Commission
  (Weirton Hospital Medical Center), 6.375s, 2031                        1,000                          962,050
Welasco, TX, Health Facilities (Knapp Med Center),
  6.25s, 2032                                                            1,000                          977,520
West Plains, MO, Industrial Development Authority,
  Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                       170                          169,679
Wichita, KS, Hospital Rev., 6.25s, 2020                                  1,500                        1,552,455
Wisconsin Health & Educational Facilities Authority Rev
  (Aurora Health Care, Inc.), MBIA, 5.25s, 2017                          5,000                        5,035,450
Yonkers, NY, Industrial Development Agency, Civic Facilities
  Rev. (St. John's Riverside Hospital), 6.8s, 2016                         865                          889,601
Yonkers, NY, Industrial Development Agency, Civic
  Facilities Rev. (St. John's Riverside Hospital),
  7.125s, 2031                                                             490                          512,344
                                                                                                  -------------
                                                                                                  $  90,730,497
---------------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 13.8%
Alachua County, FL, Health Facilities Rev. (Beverly
  Enterprises, Inc.), 6.75s, 2010(++)                                  $   750                    $     813,465
Baltimore County, MD, Nursing Facility Mortgage Rev
  (Eastpoint Rehabilation & Nursing Center), 3s, 2028*                     500                          265,000
Bell County, TX, Health Facilities Development Corp.
  (Advanced Living Technology), 7.75s, 2006                                300                          278,571
Bell County, TX, Health Facilities Development Corp.
  (Advanced Living Technology), 8.125s, 2016                             1,085                          924,572
Bell County, TX, Health Facilities Development Corp.
  (Advanced Living Technology), 8.5s, 2026                               2,405                        1,993,552
Booneville, MO, Health Facilities Rev. (Gericare, Inc.), 11s, 2017       1,820                        1,826,370
Boston, MA, Industrial Development Finance Authority
  Rev. (Stonehedge Convalescent Center), 10.75s, 2011                      525                          526,439
Cambria County, PA, Industrial Development Authority
  Rev. (Beverly Enterprises), 10s, 2012                                    560                          674,834
Chester County, PA, Industrial Development Authority
  Rev. (RHA/PA Nursing Home), 10.125s, 2019*                               952                          523,600
Clarion County, PA, lndustrial Development Authority
  Rev. (Beverly Enterprises Inc.), 7.5s, 2012                            1,000                        1,016,570
Colorado Health Facilities Authority Rev., GNMA, 5.6s, 2021              1,025                        1,045,438
Colorado Health Facilities Authority Rev. (Evangelical
  Lutheran), 6.9s, 2025                                                  3,000                        3,201,510
Contra Costa County, CA, Residential Rental Facilities
  Rev. (Cypress Meadows), 7s, 2028                                       1,840                        1,505,690
Franklin County, OH, Healthcare Facilities Rev. (Ohio
  Presbyterian), 7.125s, 2029                                            1,000                        1,034,380
Goldsboro, NC, Housing Authority Rev. (North Carolina
  Housing Foundation, Inc.), 7.25s, 2029                                   395                          368,018
Illinois Health Facilities Authority Rev. (Lutheran
  Senior Ministries), 7.375s, 2031                                         800                          802,432
Indiana Health Facility Financing Authority Rev. (Metro
  Health/Indiana, Inc.), 6.3s, 2023*                                     1,195                          478,000
Iowa Finance Authority, Health Care Facilities Rev
  (Care Initiatives), 5.75s, 2018                                          500                          450,415
Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National Benevolent-
  Cypress Village), 6.25s, 2026                                          1,245                        1,205,347
Louisiana Public Facilities Authority (Southwest Medical
  Center), 11s, 2006                                                     2,370                          402,974
Maine Health & Higher Educational Facilities, 7.5s, 2019                   825                          827,524
Massachusetts Industrial Finance Agency Rev
  (Metropolitan Health Foundation, Inc.), 6.75s, 2027                    1,500                        1,422,765
Millbrae, CA, Residential Facilities (Magnolia Of Millbrae),
  7.375s, 2027                                                           2,000                        2,096,740
Mocksville, NC (Housing Foundation, Inc.), 7.25s, 2029                     395                          368,018
Montgomery County, PA, Higher Education & Health
  Authority Rev. (AHF/Montgomery), 10.5s, 2020                           2,350                        2,369,082
New Hampshire Business Finance Authority, Health Care
  Facilities Rev. (Metropolitian Health Foundation,
  Inc.), 6.55s, 2028                                                       775                          682,418
New Jersey Economic Development Authority (Courthouse
  Convalescent Center), 8.7s, 2014                                         650                          669,663
New Jersey Economic Development Authority (Greenwood
  Health Care), 9.75s, 2011                                              1,160                        1,205,982
New Jersey Economic Development Authority (Wanaque
  Convalescent Center), 8.6s, 2011                                       1,000                        1,021,390
New Jersey Health Care Facilities Financing Authority
  (Cherry Hill), 8s, 2027                                                1,000                          799,170
Oklahoma Development Finance Authority Rev. (Continuing
  Care Retirement), 8s, 2032                                             1,250                        1,208,137
Reedley, CA (Mennonite Home), 7.5s, 2026                                 2,890                        2,894,451
San Francisco, CA, City & County (Coventry Park), 8.5s, 2026             2,000                        1,944,580
Santa Fe, NM, Industrial Development Rev. (Casa Real
  Nursing Home), 9.75s, 2013                                             1,015                        1,038,467
Sterling, IL (Hoosier Care), 7.125s, 2034                                  740                          697,753
Washington County, FL, Industrial Development Authority
  (Washington County), 10s, 2016                                         1,000                        1,002,180
Waterford Township, MI, Economic Development Corp. Rev
  (Canterbury Health), 6s, 2039                                          1,570                        1,132,551
Wilkinsburg, PA, Municipal Authority Health (Monroeville
  Christian), 8.25s, 2027                                                  995                          966,762
Wisconsin Health & Educational Facilities Authority Rev
  (Oakwood Village), 7.625s, 2030                                          300                          302,280
                                                                                                  -------------
                                                                                                  $  41,987,090
---------------------------------------------------------------------------------------------------------------
Human Services - 3.4%
Cheneyville, LA (Westside Habilitation Center), 8.375s, 2013           $ 2,010                    $   2,086,440
Greenville County, SC, 8s, 2015                                          2,595                        1,297,500
Iowa Finance Authority, Community Provider Rev. (Boys &
  Girls Home), 6.25s, 2028                                                 500                          487,325
Lehigh County, PA, General Purpose Authority (Kidspeace
  Obligation Group), 6s, 2023                                            3,000                        2,581,320
New York City, NY, Industrial Development Agency, Civic
  Facilities Rev. (A Very Special Place, Inc.), 5.75s, 2029              1,000                          809,490
Orange County, FL, Health Facilities Authority Rev
  (First Mortgage Healthcare Facilities), 8.75s, 2011                      740                          751,966
Orange County, FL, Health Facilities Authority Rev
  (First Mortgage Healthcare Facilities), 9s, 2031                       1,000                        1,021,310
Osceola County, FL, Industrial Development Rev
  (Community Provider Pooled Loan), 7.75s, 2017                          1,300                        1,325,194
                                                                                                  -------------
                                                                                                  $  10,360,545
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 2.7%
Chicago, IL, O'Hare International Airport Special
  Facilities Rev. (United Airlines), 6.75s, 2011                       $ 3,000                    $   1,646,820
Chicago, IL, O'Hare International Airport Special
  Facilities Rev. (United Airlines), 6.375s, 2035                        1,250                          685,875
Hillsborough County, FL, Aviation Authority Rev. (US Air),
  8.6s, 2022                                                               650                          427,388
New Jersey Economic Development Authority, Special
  Facilities Rev. (Continental Airlines, Inc.), 7.2s, 2030             $ 1,595                    $   1,571,920
Port Seattle, WA, Special Facility Rev. (Northwest Airlines),
  7.25s, 2030                                                            1,000                          922,480
State of Hawaii, Special Facilities Rev. (Continental
  Airlines, Inc.), 7s, 2020                                                675                          590,693
Tulsa, OK, Municipal Airport Trust Rev., 6s, 2035                        2,500                        2,277,400
                                                                                                  -------------
                                                                                                  $   8,122,576
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 1.0%
Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
  Corp.), 7s, 2024                                                     $ 3,000                    $   3,005,940
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 3.5%
Delaware County, PA, Industrial Development Authority
  (Resources Recovery Facility), 6.1s, 2005                            $ 2,000                    $   2,070,700
Delaware County, PA, Industrial Development Authority
  Rev. (Resources Recovery Facility), 6.5s, 2008                         1,600                        1,703,184
Gloucester County, NJ, Improvement Authority, Solid
  Waste Resources Recovery Rev. (Waste Management, Inc.),
  6.85s, 2029                                                              850                          942,106
Henrico County, VA, Industrial Development Authority
  Rev. (Browning Ferris Co.), 5.45s, 2014                                  500                          464,755
Illinois Development Finance Authority, Solid Waste
  Disposal Rev. (Waste Management, Inc.), 5.85s, 2007                    4,500                        4,688,280
New Morgan, PA, Industrial Development Authority
  (Browning Ferris Co.), 6.5s, 2019                                      1,000                          962,680
                                                                                                  -------------
                                                                                                  $  10,831,705
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 7.2%
Cuyahoga County, OH, Industrial Development Rev. (Joy
  Technologies, Inc.), 8.75s, 2007                                     $ 1,300                    $   1,323,491
Gulf Coast Industrial Development Authority (Valero Refinery),
  5.6s, 2031                                                             2,000                        1,869,040
Gulf Coast Waste Disposal Authority, (Valero Energy Corp.),
  5.7s, 2032                                                             1,000                          945,360
Gulf Coast Waste Disposal Authority, Texas Waste
  Disposal Rev. (Valero Energy Corp.), 6.65s, 2032                       1,000                        1,040,910
Hardeman County, TN, (Correctional Facilities Corp.),
  7.75s, 2017                                                            2,220                        2,190,629
Hernando County, FL, Water & Sewer Rev. (Florida Crushed
  Stone), 8.5s, 2014                                                     3,600                        3,862,080
Mesa County, CO, Industrial Development Rev. (Joy
  Technologies, Inc.), 8.5s, 2006                                        1,200                        1,222,716
New Jersey Economic Development Authority (Holt Hauling
  & Warehousing), 8.4s, 2015*+                                           1,000                          850,000
New Jersey Economic Development Authority (Holt Hauling
  & Warehousing), 8.6s, 2017*+                                           1,000                          850,000
Pennsylvania Economic Development Financing Authority,
  Exempt Facilities Rev. (Amtrak), 6.25s, 2031                           2,000                        1,981,660
Philadelphia, PA, Industrial Development Authority Rev
  (Host Marriott LP), 7.75s, 2017                                        3,255                        3,378,137
Port of New Orleans, LA (Avondale Industries), 8.25s, 2004                 450                          473,593
Port of New Orleans, LA (Avondale Industries), 8.5s, 2014                1,575                        1,695,724
Tooele County, UT, Hazardous Waste Treatment Rev. (Union
  Pacific), 5.7s, 2026                                                     385                          362,254
                                                                                                  -------------
                                                                                                  $  22,045,594
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 7.9%
Beauregard Parish, LA (Boise Cascade Corp.), 6.8s, 2027                $ 1,000                    $     993,820
Bedford County, VA, Industrial Development Authority
  Rev. (Nekoosa Packaging), 6.55s, 2025                                  2,000                        1,936,520
Columbus County, NC, Industrial Facilities & Pollution
  Control (International Paper), 6.15s, 2021                             5,000                        5,051,650
Courtland, AL, Solid Waste Disposal Rev. (Champion
  International Corp.), 6.375s, 2029                                     2,000                        2,012,840
Hodge Village, LA, Utilities Rev. (Stone Container), 9s, 2010            6,095                        6,151,744
Isle Wight County, VA, Industrial Development (Union
  Camp), 6.55s, 2024                                                     4,000                        4,067,080
Lowndes County, MS, Solid Waste Disposal & Pollution
  Control Rev. (Weyerhauser Co.), 6.8s, 2022                             2,000                        2,162,260
Navajo County, AZ, Industrial Development Authority
  (Stone Container Corp.), 7.2s, 2027                                      880                          849,042
Onondaga County, NY, Industrial Development Agency,
  Solid Waste Disposal Facility Rev. (Solvay Paperboard
  LLC), 6.8s, 2014                                                       1,000                        1,040,010
                                                                                                  -------------
                                                                                                  $  24,264,966
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.3%
Indiana Development Finance Authority Rev. (Inland Steel),
  5.75s, 2011                                                          $ 1,000                    $     200,000
Mobile County, AL, Industrial Development Authority Rev
  (Ipsco, Inc.), 6.875s, 2030                                              650                          671,977
Ohio Solid Waste Rev. (Republic Engineered Steels), 8.25s, 2014*         3,000                           37,500
Ohio Solid Waste Rev. (Republic Engineered Steels), 9s, 2021*            3,000                           37,500
                                                                                                  -------------
                                                                                                  $     946,977
---------------------------------------------------------------------------------------------------------------
Industrial Revenue - Retail - 1.0%
Monongalia County, WV, Commercial Development Rev
  (Kroger Co.), 7.7s, 2012                                             $ 2,000                    $   2,049,900
Piedmont, AL, Industrial Development Board Rev. (Springs
  Industries), 8.25s, 2010                                               1,000                        1,000,810
                                                                                                  -------------
                                                                                                  $   3,050,710
---------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.9%
Mississippi Development Bank (Diamond Lakes Utilities),
  6.25s, 2017                                                          $ 1,000                    $     991,540
Nevada Department of Business (Las Vegas Monorail), 7.375s, 2040         1,765                        1,717,627
                                                                                                  -------------
                                                                                                  $   2,709,167
---------------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 5.6%
Austin, TX, Convention Center (Convention Enterprises, Inc.),
  6.6s, 2021                                                           $   400                    $     404,180
Austin, TX, Convention Center (Convention Enterprises, Inc.),
  6.7s, 2028                                                               600                          611,010
Capital Trust Agency Florida Rev. (Seminole Tribe
  Convention), 10s, 2033                                                 3,500                        3,505,425
District of Columbia, 6.25s, 2024                                        1,410                        1,453,795
District of Columbia, National Public Radio, 7.7s, 2003 (++)             2,500                        2,639,600
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev.,
  5.3s, 2025                                                             2,000                        1,755,200
Rockbridge County, VA, Industrial Development Authority
  Rev. (Virginia Horse Center), 6.85s, 2021                                700                          710,080
South Carolina Tobacco Settlement Rev., 6.375s, 2028                     1,000                        1,004,230
Southwestern Illinois Development Authority Rev., Solid
  Waste Disposal Rev., 5.9s, 2014                                          395                          387,736
St. Louis County, MO, Industrial Development Authority
  Rev. (Kiel Center Arena), 7.875s, 2024                                   300                          309,219
St. Louis, MO, Industrial Development Authority Rev
  (St. Louis Convention), 7.2s, 2028                                     1,500                        1,571,025
Tobacco Securitization Authority, 5.25s, 2027                            1,600                        1,554,448
Tobacco Settlement Financing Corp., 5.5s, 2030                           1,300                        1,174,485
                                                                                                  -------------
                                                                                                  $  17,080,433
---------------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.6%
Alexandria, VA, Redevelopment & Housing Authority (Park
  at Landmark), 8.75s, 2029                                            $   500                    $     512,015
Austin, TX, Housing Finance Corp. (Woodland Heights
  Apartments), 10s, 2027*                                                  960                          927,341
Bexar County, TX, Housing Finance Corp. (American
  Opportunity Housing), MBIA, 5.7s, 2021                                 1,250                        1,264,825
Dallas, TX, Housing Finance Corp., 8.5s, 2011                            1,040                        1,051,076
Eaglebend, CO, Affordable Housing Corp., 6.4s, 2017                      1,000                          981,840
Florida Multi-Family Housing Finance Agency Rev. (Center
  Court Apartments), 8.5s, 2018                                            955                          945,822
Memphis, TN, Health, Educational & Housing Facilities
  Board (Wesley Highland Terrace), 8.5s, 2024                              115                          117,513
Metropolitan Government of Nashville & Davidson County,
  TN, Health & Educational Facilities Board Rev
  (Berkshire Place), GNMA, 6s, 2023                                        500                          505,815
Munimae Te Bond Subsidiary LLC, 6.875s, 2009#                            2,000                        2,071,040
Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
  (Northbrook I & III Apartments), 6.15s, 2019*                            280                          196,000
Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
  (Northbrook I & III Apartments), 6.25s, 2029*                            475                          332,500
San Bernardino County, CA, Housing Authority Rev
  (Equity Residential Redlands), 5.2s, 2029                              2,000                        2,067,120
                                                                                                  -------------
                                                                                                  $  10,972,907
---------------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.6%
Black Hawk, CO, Device Tax Rev., 5.625s, 2021                          $   250                    $     227,750
Dade County, FL, AMBAC, 0s, 2032(++)                                    15,080                        2,607,634
Port Authority, NY (JFK International Air Terminal), MBIA,
  5.75s, 2022                                                            7,000                        7,238,350
Virgin Islands Public Finance Authority Rev., 6s, 2006                     250                          264,835
Virgin Islands Public Finance Authority Rev., 5.875s, 2018                 500                          507,465
                                                                                                  -------------
                                                                                                  $  10,846,034
---------------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 2.7%
Cook County, IL, Single Family Mortgage Rev., 0s, 2015                 $   235                    $      55,998
Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011                3,000                        1,220,700
Dallas, TX, Housing Finance Corp., MBIA, 0s, 2016                        6,840                        1,554,527
Duval County, FL, Housing Finance Authority, 11.875s, 2015               8,405                        1,865,406
Jackson County, MO, 0s, 2016                                                35                            7,170
Jefferson Parish, LA, Home Mortgage Authority, GNMA,
  5s to 2002, 6.625s to 2023                                               600                          645,174
Jefferson Parish, LA, Home Mortgage Authority, GNMA, 6.3s, 2032          1,695                        1,818,345
Reno County, KS, Single Family Mortgage Rev., AMBAC, 0s, 2014              275                           67,221
Sedgwick & Shawnee Counties, KS, Single Family Housing
  Rev., GNMA, 5.25s to 2002, 6.45s to 2029                               1,045                        1,124,859
                                                                                                  -------------
                                                                                                  $   8,359,400
---------------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 5.3%
Colorado Housing & Finance Authority, 7.15s, 2014                      $    48                    $      51,390
Colorado Housing & Finance Authority, 5.9s, 2023                           600                          627,630
Colorado Housing & Finance Authority, 6.9s, 2029                         2,000                        2,192,020
Colorado Housing & Finance Authority, 5.25s to 2002, 6.6s to 2032          440                          470,875
Colorado Housing & Finance Authority, 6.375s, 2033                         200                          214,040
Georgia Housing & Finance Authority Rev., 5.65s, 2021                    2,490                        2,527,051
Louisiana Housing Finance Agency, Mortgage Rev., GNMA, 6.4s, 2032          470                          499,149
Minnesota State Housing Finance Agency, Residential
  Housing Finance, 4.8s, 2023                                              675                          676,350
Missouri Housing Development Commission, 6.35s, 2032                     1,245                        1,333,881
Missouri Housing Development Commission, GNMA, 5s to 2002,
  6.85s to 2032                                                            500                          542,405
Nebraska Investment Finance Authority, 0s, 2015                         15,375                        4,409,704
Nebraska Investment Finance Authority, 6.25s, 2021                       1,990                        2,050,098
New Hampshire Housing Finance Authority, 5.875s, 2030                      425                          443,275
                                                                                                  -------------
                                                                                                  $  16,037,868
---------------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 2.9%
Massachusetts Development Finance Agency, Resources
  Recovery Rev. (Ogden Haverhill), 6.7s, 2014                          $   700                    $     647,206
Massachusetts Industrial Finance Agency Rev. (Ogden
  Haverhill), 5.6s, 2019                                                 2,850                        2,285,386
Matagorda County, TX (Reliant Energy), 5.95s, 2030                       4,000                        3,806,920
New York Environmental Facilities Corp., Solid Waste
  Disposal Rev. (Waste Management Project), 4s, 2012                     2,000                        1,996,200
                                                                                                  -------------
                                                                                                  $   8,735,712
---------------------------------------------------------------------------------------------------------------
Special Assessment District - 2.1%
Capital Region Community Development District, FL, 5.95s, 2006         $ 1,005                    $   1,008,879
Chicago, IL, Tax Increment Rev. (Ryan Garfield), 10.125s, 2007           1,070                        1,091,400
Denver, CO, Urban Renewal Tax (Downtown Denver), 8.5s, 2013                401                          407,657
Heritage Isles, FL, Community Development District, 5.75s, 2005            370                          365,915
Katy, TX, Development Authority Rev., 5.8s, 2011                           945                          933,188
Katy, TX, Development Authority Rev., 6s, 2018                           1,325                        1,306,781
Markham, IL, 9s, 2012                                                    1,175                        1,192,625
                                                                                                  -------------
                                                                                                  $   6,306,445
---------------------------------------------------------------------------------------------------------------
State and Local Appropriation - 2.9%
Chicago, IL, Public Building Commission, Building Rev.,
  RITES, 7.285s, 2016+(+)                                              $ 1,300                    $   1,466,166
Chicago, IL, Public Building Commission, Building Rev.,
  RITES, 7.285s, 2017+(+)                                                1,050                        1,166,697
College Park, GA, Civic Center, AMBAC, 5.75s, 2020                       1,000                        1,075,330
Houston, TX, 6.3s, 2020                                                    815                          851,651
Illinois Sports Facilities Authority Rev., AMBAC, 5s, 2032               4,000                        3,809,440
West Virginia Parkways, Economic Development & Tourism
  Authority, FGIC, 9.928s, 2019(+)                                         600                          637,140
                                                                                                  -------------
                                                                                                  $   9,006,424
---------------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.9%
Access To Loans For Learning, California Student Loan
  Corp., 7.95s, 2030                                                   $   650                    $     670,215
Arizona Student Loan Acquisition Authority, 7.625s, 2010##                 750                          796,695
Pennsylvania Higher Education Assistance Agency, AMBAC,
  10.5s, 2022(+)                                                         1,300                        1,355,796
                                                                                                  -------------
                                                                                                  $   2,822,706
---------------------------------------------------------------------------------------------------------------

Turnpike Revenue - 8.0%
Arapahoe County, CO, Capital Improvement, Highway Rev., 0s, 2005(++)   $ 1,000                    $     436,010
Missouri Highways & Transport Commission, State Road
  Rev., 5.625s, 2018                                                     4,500                        4,753,305
Niagara Falls, NY, Bridge Commission, Toll Rev., RITES,
  FGIC, 8.675s, 2015+(+)                                                 1,500                        1,739,730
Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                   1,000                          376,720
Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                   1,000                          339,110
Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                   1,750                          561,715
Telluride, CO, Gondola Transit Co., 9s, 2016                               855                        1,036,542
Telluride, CO, Gondola Transit Co., Real Estate Transfer
  Assessment Rev., 11.5s, 2012(++)                                       2,475                        3,771,454
Telluride, CO, Gondola Transit Co., Real Estate Transfer
  Assessment Rev., 11.5s, 2012                                             425                          620,696
Texas Turnpike Authority, Houston Ship Channel Bridge,
  12.625s, 2002(++)                                                     10,470                       10,865,033
                                                                                                  -------------
                                                                                                  $  24,500,315
---------------------------------------------------------------------------------------------------------------
Universities - Colleges - 3.1%
Houston, TX, Community College Systems, MBIA, 7.875s, 2025             $ 2,500                    $   3,134,400
Islip, NY, Community Development Agency Rev. (New York
  Institute of Technology), 7.5s, 2026(++)                               2,500                        2,949,425
Louisiana State University, Agricultural & Mechanical
  College Board (Health Sciences Center), MBIA, 6.375s, 2031             2,500                        2,736,225
Savannah, GA, Economic Development Authority (College Of
  Art & Design, Inc.), 6.5s, 2013                                          625                          663,012
                                                                                                  -------------
                                                                                                  $   9,483,062
---------------------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 3.4%
Alaska Industrial Development & Export Authority, Power
  Rev. (Upper Lynn Canal Regulatory Power), 5.8s, 2018                 $   830                    $     695,042
Carbon County, PA, Industrial Development Authority
  (Panther Creek Partners), 6.65s, 2010                                  2,960                        3,156,603
Klamath Falls, OR, Electric Rev. (Klamath Cogeneration), 6s, 2025        2,500                        2,371,850
Pennsylvania Economic Development Financing Authority,
  Resources Recovery Rev., 6.5s, 2013                                    1,000                        1,017,100
Pittsylvania County, VA, Industrial Development
  Authority Rev., 7.5s, 2014                                             3,000                        3,042,540
                                                                                                  -------------
                                                                                                  $  10,283,135
---------------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 13.9%
Brazos River Authority, TX, (Houston Industries, Inc.),
  AMBAC, 5.125s, 2020                                                  $ 2,000                    $   1,996,300
Brazos River Authority, TX, (Reliant Energy, Inc.), 5.375s, 2019         1,000                          934,400
Brazos River Authority, TX, Pollution Control Rev
  (Texas Utilities Electric Co.), 5.4s, 2029                             1,000                        1,017,570
Calcasieu Parish, LA, Industrial Development Board,
  Pollution Control Rev. (Energy Gulf States, Inc.), 5.45s, 2010         1,250                        1,230,600
California Pollution Control Financing Authority,
  Pollution Control Rev. (Pacific Gas & Electric Co.),
  MBIA, 5.35s, 2016                                                      1,000                        1,046,730
California Pollution Control Financing Authority,
  Pollution Control Rev. (Pacific Gas & Electric Co.), 5.85s, 2023       1,000                          926,960
California Pollution Control Financing Authority,
  Pollution Control Rev. (Southern California Edison Co.), 6.4s, 2024    1,000                          971,840
Connecticut Development Authority, Pollution Control
  Rev. (Connecticut Light & Power), 5.85s, 2028                          7,825                        7,926,881
Connecticut Development Authority, Pollution Control
  Rev. (Connecticut Light & Power), 5.95s, 2028                          2,270                        2,281,691
Farmington, NM, Pollution Control Rev. (Public Services Co.),
  5.8s, 2022                                                             3,000                        2,947,080
Farmington, NM, Pollution Control Rev. (San Juan Public
  Services Co.), 6.3s, 2016                                              2,195                        2,231,898
Matagorda County, TX, Pollution Control Rev. (Central
  Power & Light Co.), 4.55s, 2029                                        2,000                        2,007,920
New Hampshire Business Finance Authority, Pollution
  Control Rev., 6s, 2021                                                 1,000                        1,001,220
Ohio Air Quality Development Authority Rev., 6s, 2020                    3,000                        3,002,640
Ohio Water Development, Pollution Control Rev
  (Cleveland Electric), 8s, 2023                                         2,500                        2,677,725
Pima County, AZ, Industrial Development Authority
  (Tuscon Electric Power Co.), 6.1s, 2025                                  650                          630,207
Pima County, AZ, Industrial Development Authority
  (Tuscon Electric Power Co.), 6s, 2029                                  3,500                        3,408,265
Redeemable River Authority Texas Pollution Control, 6.7s, 2030           2,125                        2,127,869
Sabine River Authority, TX, Pollution Control Rev. (TXU
  Electric Co.), 5.75s, 2030                                             1,000                        1,001,120
West Feliciana Parish, LA, Pollution Control Rev. (Gulf
  States Utilities Co.), 7.7s, 2014                                        550                          567,424
West Feliciana Parish, LA, Pollution Control Rev. (Gulf
  States Utilities Co.), 5.8s, 2015                                      1,500                        1,485,045
West Feliciana Parish, LA, Pollution Control Rev. (Gulf
  States Utilities Co.), 5.8s, 2016                                      1,000                          987,100
                                                                                                  -------------
                                                                                                  $  42,408,485
---------------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 3.6%
Illinois Development Finance Authority, Pollution
  Control Rev. (Illinois Power Co.), 7.375s, 2021                      $ 2,555                    $   3,007,720
North Carolina Municipal Power Agency, Catawba Electric
  Rev., 6.5s, 2020                                                       2,000                        2,097,120
Seattle, WA, Municipal Light & Power Rev., 5.625s, 2017                  3,000                        3,140,520
Southern California Public Power Authority, Transmission
  Project Rev., 9.891s, 2012(+)                                          2,250                        2,357,865
Sullivan, IN, Pollution Control Rev. (Indiana - Michigan
  Power Co.), 5.95s, 2009                                                  250                          257,800
                                                                                                  -------------
                                                                                                  $  10,861,025
---------------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.5%
Colorado Housing & Finance Authority, FHA, 9s, 2025                    $   570                    $     571,362
Detroit, MI, Sewer Disposal Rev., FGIC, 9.666s, 2003(+), (++)            1,900                        2,129,064
Detroit, MI, Sewer Disposal Rev., FGIC, 9.666s, 2023(+)                    600                          621,720
Harrisburg, PA, Authority Water Rev., FGIC, 10.02s, 2015 (+)             2,000                        2,138,860
New York City, NY, Municipal Water Finance Authority,
  Water & Sewer Systems Rev., 5.5s, 2033                                 5,000                        5,108,550
                                                                                                  -------------
                                                                                                  $  10,569,556
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $440,256,571)                                             $ 437,357,643
---------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.8%
---------------------------------------------------------------------------------------------------------------
Burke County, GA, Development Authority Pollution Rev
  (Georgia Power Co.), due 05/01/02                                    $   100                    $     100,000
Harris County, TX, Industrial Development Corp.,
  Pollution Control Rev. (Exxon Corp.), due 05/01/02                       800                          800,000
Harris County, TX, Pollution Control Rev. Industrial
  Development Corp., due 05/01/02                                          800                          800,000
Jackson County, MS, Pollution Control Rev. (Chevron USA,
  Inc.), due 05/01/02                                                      700                          700,000
Massachusetts Water Resources Authority, due 05/01/02                    1,400                        1,400,000
Pinellas County, FL, Health Facility Authority, due 05/01/02               700                          700,000
Sevier County, TN, Public Building Authority, due 05/02/02                 881                          881,000
---------------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                                              $   5,381,000
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $445,637,571)                                                 $ 442,738,643

Other Assets, Less Liabilities and Preferred Shares - (45.2)%                                      (137,719,411)
---------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES - 100.0%                                                   $ 305,019,232
---------------------------------------------------------------------------------------------------------------
   * Non-income producing security - in default.
   # SEC Rule 144A restriction.
  ## Security segregated as collateral for an open futures contract.
   + Restricted security.
 (+) Inverse floating rate security.
(++) Refunded bond.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
APRIL 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $445,637,571)            $442,738,643
  Cash                                                                   42,568
  Receivable for investments sold                                       384,755
  Interest receivable                                                 8,673,702
  Other assets                                                            2,179
                                                                   ------------
      Total assets                                                 $451,841,847
                                                                   ------------
Liabilities:
  Payable to dividend disbursing agent - preferred and
    common shares                                                  $    198,764
  Payable for daily variation margin on open futures
    contracts                                                            16,875
  Payable for investments purchased                                   5,630,932
  Payable for swap agreements                                           456,374
  Payable to affiliates -
    Management fee                                                       10,104
    Transfer and dividend disbursing agent fee                            6,695
    Administrative fee                                                      213
  Accrued expenses and other liabilities                                502,658
                                                                   ------------
      Total liabilities                                            $  6,822,615
Series T and Series TH auction preferred shares                    $140,000,000
                                                                   ------------
Net assets applicable to common shares                             $305,019,232
                                                                   ============
Net assets consist of:
  Paid-in capital - common shares                                  $347,873,896
  Unrealized depreciation on investments                             (3,702,802)
  Accumulated net realized loss on investments                      (42,156,407)
  Accumulated undistributed net investment income                     3,004,545
                                                                   ------------
Net assets applicable to common shares                             $305,019,232
                                                                   ============
Common shares of beneficial interest outstanding
  (39,612,356 shares issued less 55,500 treasury shares)            39,556,856
                                                                    ==========

Net asset value per common share (net assets applicable
  to common shares / common shares of beneficial interest
  outstanding)                                                        $7.71
                                                                      =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 15,185,130
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,825,442
    Trustees' compensation                                               52,263
    Administrative fee                                                   25,682
    Transfer and dividend disbursing agent fee                           39,553
    Preferred shares remarketing agent fee                              177,092
    Custodian fee                                                        59,575
    Printing                                                             51,763
    Postage                                                              11,289
    Auditing fees                                                        35,911
    Legal fees                                                           11,234
    Miscellaneous                                                       153,271
                                                                   ------------
      Total expenses                                               $  2,443,075
    Fees paid indirectly                                                 (9,846)
                                                                   ------------
      Net expenses                                                 $  2,433,229
                                                                   ------------
        Net investment income                                      $ 12,751,901
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (2,155,771)
    Futures contracts                                                   752,773
                                                                   ------------
      Net realized loss on investments                             $ (1,402,998)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (8,591,261)
    Futures contracts                                                   457,030
    Swap transactions                                                  (456,374)
                                                                   ------------
      Net unrealized loss on investments                           $ (8,590,605)
                                                                   ------------
        Net realized and unrealized loss on investments            $ (9,993,603)
                                                                   ------------
  Distributions declared on preferred shares                       $ (1,066,884)
                                                                   ------------
            Increase in net assets from operations                 $  1,691,414
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED
                                                                     APRIL 30, 2002                 YEAR ENDED
                                                                        (UNAUDITED)           OCTOBER 31, 2001
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $ 12,751,901               $ 25,368,890
  Net realized loss on investments                                       (1,402,998)                (1,930,181)
  Net unrealized gain (loss) on investments                              (8,590,605)                 8,873,384
  Distributions declared on preferred shares                             (1,066,884)                (3,978,016)
                                                                       ------------               ------------
      Increase in net assets from operations                           $  1,691,414               $ 28,334,077
                                                                       ------------               ------------
Distributions declared to shareholders from net investment income -
  Common shares                                                        $(10,431,609)              $(20,775,933)
                                                                       ------------               ------------
Trust share (principle) transactions -
  Preferred share offering cost charged to paid-in capital             $       --                 $ (1,894,540)
  Net asset value of shares issued to common shareholders
    in reinvestment of distributions                                        762,959                  1,543,718
                                                                       ------------               ------------
    Increase in net assets from trust share transactions               $    762,959               $   (350,822)
                                                                       ------------               ------------
      Total increase (decrease) in net assets                          $ (7,977,236)              $  7,207,322
Net assets:
  At beginning of period                                                312,996,468                305,789,146
                                                                       ------------               ------------
  At end of period (including accumulated undistributed net
    investment income of $3,004,545 and $1,751,137,
    respectively)                                                      $305,019,232               $312,996,468
                                                                       ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED        --------------------------------------------------------------------------
                               APRIL 30, 2002              2001             2000             1999           1998           1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $ 7.93            $ 7.79           $ 7.96           $ 8.55         $ 8.51         $ 8.58
                                       ------            ------           ------           ------         ------         ------
Income from investment operations#(S) -
  Net investment income                $ 0.32            $ 0.64           $ 0.53           $ 0.54         $ 0.57         $ 0.61
  Net realized and unrealized
    gain (loss) on investments          (0.20)             0.18            (0.17)           (0.60)          0.05          (0.03)
  Less distributions declared on
    preferred shares                    (0.03)            (0.10)            --               --             --             --
                                       ------            ------           ------           ------         ------         ------
      Total from investment
        operations                     $ 0.09            $ 0.72           $ 0.36           $(0.06)        $ 0.62         $ 0.58
                                       ------            ------           ------           ------         ------         ------
Less distributions declared to
  shareholders from net
  investment income -
  Common shares                        $(0.26)           $(0.53)          $(0.53)          $(0.53)        $(0.58)        $(0.65)
                                       ------            ------           ------           ------         ------         ------
Preferred shares offering cost
  charged to paid-in capital           $(0.05)           $(0.05)          $ --             $ --           $ --           $ --
                                       ------            ------           ------           ------         ------         ------
Net asset value - end of period        $ 7.71            $ 7.93           $ 7.79           $ 7.96         $ 8.55         $ 8.51
                                       ======            ======           ======           ======         ======         ======
Common share market value - end
  of period                            $ 7.61            $ 7.83           $ 7.38           $ 7.13         $ 9.19         $ 9.06
                                       ------            ------           ------           ------         ------         ------
Total return at common market
  value                                  0.56%(++)        13.58%            5.20%           (0.59)%         8.37%          3.90%
Ratios (to average net assets applicable to
 common shares)/Supplemental data:
  Expenses+##                            1.60%(+)          1.49%            1.11%            1.06%          1.10%          1.19%
  Net investment income before
    preferred share dividends(S)         8.37%(+)          8.12%            6.76%            6.49%          6.62%          7.26%
Portfolio turnover                          7%               26%              18%              15%            12%            21%
Net assets at end of period (000
  Omitted)                           $305,019          $312,996         $305,789         $312,195       $333,544       $329,282
Supplemental Ratios:
  Ratio of expenses to average
    net assets including
    preferred shares+##                  1.10%(+)          1.07%            1.11%            1.06%          1.10%          1.19%
  Preferred shares dividends             0.70%(+)          1.28%            --               --             --             --
  Net investment income
    available to common
    shares(S)                            7.67%(+)          6.84%            6.76%            6.49%          6.62%          7.26%

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED        --------------------------------------------------------------------------
                               APRIL 30, 2002              2001             2000             1999           1998           1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Senior Securities:
  Total preferred shares
    outstanding                         5,600             5,600             --               --             --             --
  Asset coverage per preferred
    share++                           $79,475           $80,897             --               --             --             --
  Involuntary liquidation
    preference per preferred
    share                             $25,000           $25,000             --               --             --             --
  Approximate market value per
    preferred share                   $25,000           $25,000             --               --             --             --

 (S) As required, effective November 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.06%. Per share, ratios, and supplemental data for periods prior to
     November 1, 2001 have not been restated to reflect this change in presentation.
   + Ratio excludes dividend payment on auction preferred shares.
  ++ Calculated by subtracting the trust's total liabilities (not including preferred shares) from the trust's total assets and dividing this by the number of preferred shares outstanding.
   # Per share data are based on average common shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
 (+) Annualized.
(++) Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Income Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The trust can invest at least 65% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and swap agreements are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Futures Contracts - The trust may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party, which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended October 31, 2001 and October 31, 2000 was as follows:

                                           OCTOBER 31, 2001   OCTOBER 31, 2000
------------------------------------------------------------------------------
Distributions declared from:
    Tax-exempt income                           $24,751,498        $20,709,147
    Ordinary income                                   2,451             12,165
                                                -----------        -----------
Total distributions declared                    $24,753,949        $20,721,312
                                                ===========        ===========

As of October 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $     64,159
          Undistributed tax-exempt income                 2,871,056
          Capital loss carryforward                     (42,016,283)
          Unrealized gain                                 6,150,679
          Other temporary differences                    (1,184,080)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

          EXPIRATION DATE                                 AMOUNT
          ----------------------------------------------------------
          October 31, 2002                              $(7,977,644)
          October 31, 2003                               (4,513,979)
          October 31, 2004                               (8,774,606)
          October 31, 2005                              (16,518,819)
          October 31, 2006                               (1,383,806)
          October 31, 2009                               (2,847,429)
                                                       ------------
              Total                                    $(42,016,283)
                                                       ============

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the trust's average daily net assets and 6.32% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment advisor, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in the Trustees' compensation is a net periodic pension expense of $12,547 for the six months ended April 30, 2002.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust' average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $35,661,104 and $31,871,353, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $445,101,793
                                                                 ------------
Gross unrealized depreciation                                    $(17,862,174)
Gross unrealized appreciation                                      15,499,024
                                                                 ------------
    Net unrealized depreciation                                  $ (2,363,150)
                                                                 ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                                                    YEAR ENDED
                                                SIX MONTHS ENDED   OCTOBER 31,
                                                  APRIL 30, 2002          2001
------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
  of distributions                                        97,762       196,240

(6) Line of Credit
The trust and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended April 30, 2002, was $1,391. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include swap agreements and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                                                       UNREALIZED
DESCRIPTION                                EXPIRATION           CONTRACTS            POSITION        DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Municipal Bond Index                        June 2002                 135               Short          $(347,500)

At April 30, 2002, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

Swap Agreements

                         NOTIONAL PRINCIPAL          CASH FLOWS PAID       CASH FLOWS RECEIVED          UNREALIZED
EXPIRATION               AMOUNT OF CONTRACT             BY THE TRUST              BY THE TRUST        DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
5/18/02                     USD  10,000,000      Floating - 6M Libor            Fixed - 5.370%          $(180,437)
5/18/02                          10,000,000      Floating - 6M Libor            Fixed - 5.361%           (275,937)
                                                                                                        ---------
                                                                                                        $(456,374)
                                                                                                        =========

At April 30, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The trust may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2002, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.34% of total assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                        DATE OF        PRINCIPAL
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission,
  Building Rev., RITES, 7.285s, 2016                    3/11/99       $1,300,000       $1,390,818       $1,466,166
Chicago, IL, Public Building Commission,
  Building Rev., RITES, 7.285s, 2017                    3/11/99        1,050,000        1,115,237        1,166,697
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.4s, 2015              1/30/97        1,000,000        1,033,546          850,000
New Jersey Economic Development Authority
  (Holt Hauling & Warehousing), 8.6s, 2017              1/30/97        1,000,000        1,034,045          850,000
Niagara Falls, NY, Bridge Commission, Toll
  Rev., RITES, FGIC, 8.675, 2015                        5/21/99        1,500,000        1,595,588        1,739,730
                                                                                                        ----------
                                                                                                        $6,072,593
                                                                                                        ==========

(9) Auction Preferred Shares
On December 7, 2000, the trust issued 2,800 shares of Auction Preferred Shares
(APS), series T and 2,800 of Auction Preferred Shares (APS), series TH. Proceeds to the trust, before underwriting and offering expenses of $1,894,540, amounted to $140,000,000. Such underwriting and offering costs were charged against net assets of the trust applicable to common shareholders.

Dividends are cumulative at a rate that is reset every seven days for both series through an auction process. During the six months ended April 30, 2002, the dividend rates ranged from 1.24% to 2.00%. The trust pays an annual fee equivalent to 0.25% of the preferred share liquidation value for remarketing efforts associated with the preferred auction. The APS are redeemable at the option of the trust in whole or in part at the redemption price equal to $25,000 per share, plus accumulated and unpaid dividends. The APS are also subject to mandatory redemption if certain requirements relating to its asset maintenance coverage are not satisfied. The trust is required to maintain certain asset coverage with respect to the APS as defined in the trust's By-Laws and the Investment Company Act of 1940.

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and Statement of Changes in Net Assets and as a component of the "Income from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the trust.

(10) Change in Accounting Principle
As required, effective November 1, 2001, the trust adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to November 1, 2001, the trust did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the trust, but resulted in a $488,471 increase in cost of securities and a corresponding $488,471 increase in net unrealized depreciation, based on securities held by the trust on November 1, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $97,893, increase net unrealized depreciation by $94,545, and increase net realized losses by $3,348. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

MFS(R) MUNICIPAL INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust holds annual shareholder meetings for the purpose of electing Trustees. Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING
Massachusetts Financial Services Company                 AGENT
500 Boylston Street                                      State Street Bank and Trust Company
Boston, MA 02116-3741                                    c/o MFS Service Center, Inc.
                                                         PO Box 55024
PORTFOLIO MANAGER                                        Boston, MA 02205-8016
Michael W. Roberge+                                      1-800-637-2304

CUSTODIAN
State Street Bank and Trust Company

+ MFS Investment Management

MFS(R) MUNICIPAL INCOME TRUST                                -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.

                                                            MFMCE 3  06/02  26M